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                              SPDR(R) SERIES TRUST

                         Supplement Dated March 10, 2009
                                     to the
               Prospectus Dated January 15, 2009, as supplemented

                  SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF

The above-listed ETF is not yet in operation and thus is not currently offered by SPDR Series Trust.

SPDRBCBSUPP4